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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     July 27, 2005
                                                --------------------------------

                            ROCKY SHOES & BOOTS, INC.
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             (Exact name of registrant as specified in its charter)

            Ohio                        0-21026                  31-1364046
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

     39 East Canal Street, Nelsonville, Ohio                        45764
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     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (740) 753-1951
                                                   -----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 27, 2005, Rocky Shoes & Boots, Inc. (the "Company") issued a press release regarding its consolidated financial results for the second quarter ended June 30, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1.

         The information in this Form 8-K and accompanying press release are being furnished under Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth in periodic reports filed with the Securities and Exchange Commission, including the Company's annual report on Form 10-K for the year ended December 31, 2004 (filed March 16, 2005) and quarterly report on Form 10-Q for the quarter ended March 31, 2005 (filed May 10, 2005), could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. The Company assumes no obligation to update any forward-looking statement.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

         (C) EXHIBITS.

             Exhibit No.                     Description

                99.1* Press Release, dated July 27, 2005, entitled "Rocky Shoes & Boots, Inc. Reports Record Second Quarter Revenues and Earnings."

* Such press release is being "furnished" (not filed) under Item 2.02 of this Current Report on Form 8-K.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ROCKY SHOES & BOOTS, INC.



Date: July 27, 2005              By:   /s/ James E. McDonald
                                     -------------------------------------------
                                       James E. McDonald, Executive Vice
                                       President and Chief Financial Officer







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                                  EXHIBIT INDEX
                                  -------------

       EXHIBIT NO.                           DESCRIPTION
--------------------------   ---------------------------------------------------

          99.1*              Rocky Shoes & Boots, Inc. Press Release issued
                             July 27, 2005.

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*   Such press release is being "furnished" (not filed) under Item 2.02 of this
    Current Report on Form 8-K.





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